AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF 3 PAGES

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00017	See Block 16C	ASP330757	

6. ISSUED BY CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 638-G
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR # 100
GAITHERSBURG MD 208793419

CODE 1365869 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201600030C

10B. DATED (SEE ITEM 13) 09/30/2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2024.Q990100.26088 Net Increase: $30,000,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not x is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: [**]
UEI: CNPVCR8DK7M8
The purpose of this modification is to exercise CLIN 0011C and update ARTICLE B.3. OPTION PRICES.

Funds Obligated Prior to this Modification: $[**]
Funds Obligated with Mod #17: $[**]
Total Funds Obligated to Date: $[**]

All other terms and conditions remain unchanged.
OTA: N
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Paul Williams SVP, Products Business		YIFAN YANG	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Paul Williams (Electronically signed by: Paul Williams Reason: I approve this document Date: Jun 26, 2024 20:51 EDT) (Signature of person authorized to sign)	26 JUN 2024	Yifan Yang -S Digitally signed by Yifan Yang -S Date: 2024.06.26 22:15:38 -04'00' (Signature of Contracting Officer)	

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201600030C/P00017 PAGE OF 2 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) 13 Appr. Yr.: 2024 CAN: Q990100 Object Class: 26088 Period of Performance: 09/30/2016 to 08/31/2025 Add Item 13 as follows: CLIN 0011C Additional Surge Capacity (Licensure) [**] NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

HHSO100201600030C P00017 Page 3 of 3 The purpose of this modification is to modify ARTICLE B.3 OPTION PRICES, ARTICLE B.3. OPTION PRICES – CLIN 0011 is modified to add CLIN 0011C as follows: CLIN Period of Performance Supplies/ Services Doses Price per Dose Total Not to Exceed Cost 0011C (Option Quantity) 6/27/2024- 9/30/2024 Additional Surge Capacity (Licensure) [**] $[**] [**] months from date of manufacture) $[**] (Funded) [**] End of Modification #17 [**] (≤ [**] months from date of manufacture)